UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                            December 8, 2004
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            Date of Report (Date of earliest event reported)


                                CNF Inc.
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         (Exact name of registrant as specified in its charter)


Delaware                       1-5046                      94-1444798
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(State or other             (Commission               (IRS Employer
jurisdiction                File Number)            Identification No.)
of incorporation)


         3240 Hillview Avenue, Palo Alto, California     94304
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         (Address of principal executive offices)    (Zip Code)


          Registrant's telephone number, including area code:
                             (650) 494-2900

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     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01    Entry into a Material Definitive Agreement.

On December 6, 2004, Gerald L. Detter, who recently retired as President and Chief Executive Officer of Con-Way Transportation Services, Inc., entered into an Employment Agreement with CNF, pursuant to which Mr. Detter has agreed to serve as an advisor to CNF until January 31, 2006. As compensation for his services, Mr. Detter will receive an annual base salary of $540,696
and certain other benefits, as described in the Employment Agreement.   A
copy of the Employment Agreement is filed with this report as Exhibit 99.1
and is incorporated herein by reference.   The foregoing description of the
Employment Agreement is qualified in its entirety by reference to such exhibit.


On December 6, 2004, CNF adopted three new benefit plans, effective January 1, 2005: the 2005 Deferred Compensation Plan for Non-Employee Directors, the 2005 Deferred Compensation Plan for Executives and the 2005 Supplemental Excess Retirement Plan. These plans were adopted to allow CNF's directors and executives to defer compensation, and to allow the Company to provide supplemental excess retirement benefits to executives, in compliance with Section 409A of the Internal Revenue Code, which was enacted as part of the American Jobs Creation Act of 2004. CNF's existing deferred compensation plans for executives and for directors will continue in effect and will govern deferrals made prior to January 1, 2005, although no new deferrals will be permitted under those plans. In addition, CNF's existing supplemental excess retirement plan for executives will continue in effect and will govern supplemental excess retirement benefits accrued prior to January 1, 2005, although no new benefits will accrue under that
plan.   Copies of the three new plans are filed with this report as Exhibits
99.2, 99.3 and 99.4 and are incorporated herein by reference.   The
foregoing description of the plans is qualified in its entirety by reference to such exhibits.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 3, 2004, CNF Inc. issued a press release announcing that Douglas Stotlar has been named President and Chief Executive Officer of Con-Way Transportation Services, Inc., succeeding Gerald L. Detter, who is retiring. Mr. Detter has agreed to serve as an advisor to CNF until January 31,
2006.   A copy of the press release is filed with this report as Exhibit
99.5 and is incorporated herein by reference.   The foregoing
description of the press release is qualified in its entirety by reference to such exhibit.


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 8, 2004.

                         CNF Inc.
                         (Registrant)

                         /s/ Chutta Ratnathicam
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                         Chutta Ratnathicam
                         Chief Financial Officer




                          EXHIBIT INDEX


Exhibit No.    Description

Exhibit 99.1 Employment agreement dated December 6, 2004 between Gerald L. Detter and CNF Inc.

Exhibit 99.2 2005 Deferred Compensation Plan for Non-Employee Directors of CNF Inc. adopted December 6, 2004 and effective January 1, 2005.

Exhibit 99.3 2005 Deferred Compensation Plan for Executives of CNF Inc. adopted December 6, 2004 and effective January 1, 2005.

Exhibit 99.4   2005 Supplemental Excess Retirement Plan adopted
               December 6, 2004 and effective January 1, 2005.

Exhibit 99.5   Press release dated December 3, 2004 announcing that
               Douglas Stotlar has been named President and Chief Executive Officer of Con-Way Transportation Services, Inc., succeeding Gerald L. Detter.